                                                                  EXECUTION COPY

                               SECURITY AGREEMENT

      SECURITY AGREEMENT, dated as of February 7, 2006, among RATHGIBSON, INC., a Delaware corporation ("RathGibson") and RGCH HOLDINGS CORP., a Delaware
corporation ("Holdings", and together with RathGibson, sometimes collectively referred to herein as "Grantors" and individually as a "Grantor") and GENERAL
ELECTRIC CAPITAL CORPORATION, a Delaware corporation, individually and in its capacity as Agent for Lenders (the "Agent").

                              W I T N E S S E T H:

      WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof by and among Grantors, Agent and Lenders (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), Lenders have agreed to make the
Loans and to incur Letter of Credit Obligations on behalf of Grantors;

      WHEREAS, in order to induce Agent and Lenders to enter into the Credit
Agreement and other Loan Documents and to induce Lenders to make the Loans and to incur Letter of Credit Obligations as provided for in the Credit Agreement,
Grantors have agreed to grant a continuing Lien on the Collateral (as hereinafter defined) to secure the Obligations;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1.    DEFINED TERMS.

      (a)   All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto. All other terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by the Code to the extent the same are used or defined therein.

      (b)   "Uniform Commercial Code jurisdiction" means any jurisdiction that has adopted all or substantially all of Article 9 as contained in the 2000
Official Text of the Uniform Commercial Code, as recommended by the National
Conference of Commissioners on Uniform State Laws and the American Law
Institute, together with any subsequent amendments or modifications to the
Official Text.

      (c)   The following terms shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

            (i)     "Collateral Reports" means the reports with respect to the
      Collateral referred to in Section 4.9 of the Credit Agreement.

            (ii)    "Control Letter" means a letter agreement between Agent and
      (i) the issuer of uncertificated securities with respect to uncertificated securities in the name of any Credit Party, (ii) a securities intermediary with respect to securities, whether certificated or uncertificated, securities entitlements and other financial assets held in a securities account in the name of any Credit Party and (iii) a futures commission merchant or clearing house, as applicable, with respect to commodity accounts and commodity contracts held by any Credit Party, whereby, among other

      things, the issuer, securities intermediary or futures commission merchant limits any security interest in the applicable financial assets in a manner reasonably satisfactory to Agent, acknowledges the Lien of Agent, on behalf of itself and Lenders, on such financial assets, and agrees to follow the instructions or entitlement orders of Agent without further consent by the affected Credit Party.

            (iii)   "Excluded Deposit Account" means any zero balance Deposit
      Account established solely for the purpose of funding payroll and other compensation and benefits to employees.

      2.    GRANT OF LIEN.

      (a)   To secure the prompt and complete payment, performance and observance of all of the Obligations, each Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Agent, for itself and the benefit of Lenders, a Lien upon all of its right, title and interest in, to and under all personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade names, styles or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which being hereinafter collectively referred to as the
"Collateral"), including:

            (i)     all Accounts;

            (ii)    all Chattel Paper;

            (iii)   all Documents;

            (iv)    all General Intangibles (including all Payment Intangibles
      (as defined in the Code));

            (v)     all Goods (including Inventory, Equipment and Fixtures);

            (vi)    all Instruments;

            (vii)   all Investment Property;

            (viii)  all Deposit Accounts (as defined in the Code) of such
      Grantor, including all blocked accounts and all other bank accounts and all deposits therein;

            (ix)    all money, cash or Cash Equivalents of any Grantor;

            (x)     all Supporting Obligations (as defined in the Code) and
      Letter-of-Credit Rights (as defined in the Code) of any Grantor;

            (xi)    the following commercial tort claims: NONE; and

            (xii)   to the extent not otherwise included, all Proceeds (as
      defined in the Code), tort claims, insurance claims and other rights to payments not otherwise included in the foregoing and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.

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      (b)   In addition, to secure the prompt and complete payment, performance and observance of the Obligations and in order to induce Agent and Lenders as aforesaid, each Grantor hereby grants to Agent, for itself and the benefit of
Lenders, a right of setoff against the property of such Grantor held by Agent or any Lender, consisting of property described above in Section 2(a) now or hereafter in the possession or custody of or in transit to Agent or any Lender, for any purpose, including safekeeping, collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power;

provided, however, that the Collateral shall not include (i) 35% of the shares of Capital Stock of any Foreign Subsidiary and (ii) any rights or interests in any contract, permit, license or license covering real or personal property, if under the terms of such contract, permit, license or license covering real property, or Applicable Law with respect thereto, the valid grant of a security interest or lien therein to the Agent would give rise to any other party to such contract, permit, license or license agreement a legally enforceable right to terminate its obligations thereunder, or is prohibited and such prohibition has not been or is not waived, or the consent of the other party to such contract, permit, license or license agreement has not been or is not otherwise obtained, or under Applicable Law such prohibition cannot be waived, provided, that the foregoing exclusion shall in no way be construed (x) to apply if any such prohibition is unenforceable under Sections 9-406 or 9-407 or 9-408 of the Code or other Applicable Law or (y) so as to limit, impair or otherwise affect the
Agent's unconditional continuing security interests in and liens upon any rights or interests of the Grantor in or proceeds or products of or to monies due or to become due under any such contract, permit, license or license agreement.

      3.    AGENT'S AND LENDERS' RIGHTS: LIMITATIONS ON AGENT'S AND LENDERS'
OBLIGATIONS.

      (a)   It is expressly agreed by Grantors that, anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of its contracts and each of its Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Neither Agent nor any
Lender shall have any obligation or liability under any contract or License by reason of or arising out of this Security Agreement or the granting herein of a
Lien thereon or the receipt by Agent or any Lender of any payment relating to any Contract or License pursuant hereto. Neither Agent nor any Lender shall be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

      (b)   Agent may at any time after an Event of Default has occurred and is continuing without prior notice to any Grantor, notify Account Debtors and other
Persons obligated on the Collateral that Agent has a security interest therein, and that payments shall be made directly to Agent. Furthermore, if Agent determines that Account Debtors' contra-accounts or set-off rights may cause
Borrowing Availability to be less than zero, Agent may notify Account Debtors that Agent has a security interest therein, and that payments shall be made directly to Agent. Upon the request of Agent, each Grantor shall so notify
Account Debtors and other Persons obligated on Collateral. Once any such notice has been given to any Account Debtor or other Person obligated on the
Collateral, the affected Grantor shall not give any contrary instructions to such Account Debtor or other Person without Agent's prior written consent.

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      (c)   Agent may at any time in Agent's own name, in the name of a nominee of Agent or in the name of any Grantor communicate (by mail, telephone, facsimile or otherwise) with Account Debtors, parties to Contracts and obligors in respect of Instruments to verify with such Persons, to Agent's satisfaction, the existence, amount, terms of, and any other matter relating to, Accounts,
Instruments, Chattel Paper and/or Payment Intangibles. If a Default or Event of
Default shall have occurred and be continuing, each Grantor, at its own expense, shall cause the independent certified public accountants then engaged by such
Grantor to prepare and deliver to Agent and each Lender at any time and from time to time promptly upon Agent's request the following reports with respect to each Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all
Accounts; (iii) trial balances; and (iv) a test verification of such Accounts as
Agent may request. Each Grantor, at its own expense, shall deliver to Agent the results of each physical verification, if any, which such Grantor may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory.

      4.    REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants that:

      (a)   Each Grantor has rights in and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder free and clear of any and all Liens other than Permitted Encumbrances.

      (b)   No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (i) by any Grantor in favor of Agent pursuant to this
Security Agreement or the other Loan Documents, and (ii) in connection with any other Permitted Encumbrances, and (iii) in connection with the precautionary filings made under the Code with respect to leases or other transactions not involving the incurrence of Indebtedness.

      (c)   This Security Agreement is effective to create a valid and continuing Lien on and, upon the filing of the appropriate financing statements listed on Schedule I hereto, together with any filings under Section 4(h), a perfected Lien in favor of Agent, for itself and the benefit of Lenders, on the
Collateral with respect to which a Lien may be perfected by filing pursuant to the Code. Such Lien is prior to all other Liens, except Permitted Encumbrances that would be prior to Liens in favor of Agent for the benefit of Agent and
Lenders as a matter of law, and is enforceable as such as against any and all creditors of and purchasers from any Grantor (other than purchasers and lessees of Inventory in the ordinary course of business).

      (d)   Schedule II hereto lists all Instruments, Letter of Credit Rights and Chattel Paper of each Grantor. All action by any Grantor necessary to protect and perfect the Lien of Agent on each item set forth on Schedule II
(including the delivery of all originals thereof to Agent and the legending of all Chattel Paper as required by Section 5(b) hereof) has been duly taken. The
Lien of Agent, for the benefit of Agent and Lenders, on the Collateral listed on
Schedule II hereto is prior to all other Liens, except Permitted Encumbrances that would be prior to the Liens in favor of Agent as a matter of law, and is enforceable as such against any and all creditors of and purchasers from any
Grantor.

      (e)   Each Grantor's name as it appears in official filings in the state of its incorporation or other organization, the type of entity of each Grantor
(including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by each Grantor's state of incorporation or organization or a statement that no such number has been issued, each Grantor's state of organization or incorporation, the location of each Grantor's chief executive office, principal place of business, offices, all warehouses and premises where Collateral is stored or located, and the locations of its books and records concerning the Collateral are set forth on Schedule
IIIA or Schedule

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IIIB hereto. Each Grantor has only one state of incorporation or organization.

      (f)   With respect to the Accounts, except as specifically disclosed in the most recent Collateral Report delivered to Agent (i) they represent bona fide sales of Inventory or rendering of services to Account Debtors in the ordinary course of each Grantor's business and are not evidenced by a judgment,
Instrument or Chattel Paper; (ii) there are no setoffs, claims or disputes existing or to the knowledge of the Grantors, asserted with respect thereto and no Grantor has made any agreement with any Account Debtor for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance allowed by such
Grantor in the ordinary course of its business for prompt payment and disclosed to Agent; (iii) to each Grantor's knowledge, there are no facts, events or occurrences which in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder as shown on any Grantor's books and records and any invoices, statements and Collateral
Reports delivered to Agent and Lenders with respect thereto; (iv) no Grantor has received any notice of proceedings or actions which are threatened or pending against any Account Debtor which might result in any material adverse change in such Account Debtor's financial condition; and (v) no Grantor has knowledge that any Account Debtor is unable generally to pay its debts as they become due.
Further with respect to the Accounts (x) the amounts shown on all invoices, statements and Collateral Reports which may be delivered to Agent with respect thereto are due to such Grantor as indicated thereon and are not in any way contingent; (y) no payments have been or shall be made thereon except payments immediately delivered to the applicable lockbox account or Agent as required pursuant to Section 2.10 of the Credit Agreement; and (z) to each Grantor's knowledge, all Account Debtors have the capacity to contract.

      (g)   With respect to any Inventory scheduled or listed on the most recent
Collateral Report delivered to Agent pursuant to the terms of this Security
Agreement or the Credit Agreement, (i) such Inventory is located at one of the applicable Grantor's locations set forth on Schedule IIIA or Schedule IIIB hereto, as applicable, (ii) no Inventory is now, or shall at any time or times hereafter be stored at any other location without Agent's prior consent, which consent shall not be unreasonably withheld, and if Agent gives such consent, which consent shall not be unreasonably withheld, each applicable Grantor will, at Agent's request, concurrently therewith use commercially reasonable efforts to obtain, to the extent required by the Credit Agreement, bailee, landlord and mortgagee agreements, (iii) the applicable Grantor is the owner of such
Inventory and such Inventory is not subject to any Lien or security interest or document whatsoever except for the Lien granted to Agent, for the benefit of
Agent and Lenders, and except for Permitted Encumbrances, (iv) except as specifically disclosed in the most recent Collateral Report delivered to Agent, such Inventory is Eligible Inventory of good and merchantable quality, free from any defects, (v) such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or the payment of any monies to any third party upon such sale or other disposition, and (vi) the completion of manufacture, sale or other disposition of such Inventory by Agent following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which any Grantor is a party or to which such property is subject.

      (h)   No Grantor owns any Registered Patent, Registered Trademark or
Registered Copyright or is a party to any material License, except as set forth in Schedule IV hereto. This Security Agreement is effective to create a valid and continuing Lien on and, upon filing of the financing statements listed on
Schedule I hereto, filing of the Copyright Security Agreement with the United
States Copyright Office and filing of the Patent Security Agreements and the
Trademark Security Agreements with the United State Patent and Trademark Office, together with any filings under Section 4(c), perfected Liens in favor of Agent on each Registered Patent, Registered Trademark and Registered Copyright owned by a Grantor

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and such perfected Liens are enforceable as such as against any and all creditors of and purchasers from any Grantor. Upon filing of the Copyright
Security Agreements with the United States Copyright Office and filing of the
Patent Security Agreement and the Trademark Security Agreement with the United
State Patent and Trademark Office and the filing of appropriate financing statements listed on Schedule I hereto, all action necessary to protect and perfect Agent's Lien on each Grantor's Patents, Trademarks or Copyrights shall have been duly taken.

      5.    COVENANTS. Each Grantor covenants and agrees with Agent, for the benefit of Agent and Lenders, that from and after the date of this Security
Agreement and until the Termination Date:

      (a)   Further Assurances: Pledge of Instruments; Chattel Paper.

            (i)     At any time and from time to time, upon the written
      reasonable request of Agent and at the sole expense of Grantors, each
      Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as necessary in Agent's reasonable judgment to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including (A) using its commercially reasonable efforts to secure all consents and approvals necessary or appropriate for the granting of a Lien pursuant hereto for the benefit of Agent of any License or Contract held by such Grantor and to enforce the security interests granted hereunder;
      and (B) filing any financing or continuation statements under the Code with respect to the Liens granted hereunder or under any other Loan
      Document as to those jurisdictions that are not Uniform Commercial Code jurisdictions.

            (ii)    Unless Agent shall otherwise consent in writing (which
      consent may be revoked), each Grantor shall deliver to Agent all
      Collateral consisting of negotiable Documents, certificated securities,
      Chattel Paper and Instruments (other than checks and other payment
      Instruments which are deposited into a Deposit Account for which Grantor has entered into a Control Agreement in accordance with clause (v) below within thirty (30) days of receipt) (in each case, accompanied by stock powers, allonges or other instruments of transfer executed in blank)
      promptly after such Credit Party receives the same.

            (iii)   Each Grantor shall, in accordance with the terms of the
      Credit Agreement, use its commercially reasonable efforts to obtain waivers or subordinations of Liens from landlords and mortgagees that are prior to the Agent's Liens hereunder as a matter of Applicable Law, and each Credit Party shall in all instances use its commercially reasonable efforts to obtain (to the extent requested by Agent) signed acknowledgements of Agent's Liens from bailees having possession of any
      Grantor's Goods that they hold for the benefit of Agent.

            (iv)    If required by the terms of the Credit Agreement and not
      waived by Agent in writing (which waiver may be revoked), each Grantor shall obtain authenticated Control Letters from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any Grantor.

            (v)     In accordance with Section 2.10 of the Credit Agreement,
      each Grantor shall obtain a Control Agreement with each bank or financial institution holding a Deposit Account other than an Excluded Deposit
      Account for such Grantor.

            (vi)    Each Grantor that is or becomes the beneficiary of a letter of credit with an undrawn amount exceeding $250,000 shall, promptly and in any event within two (2) Business Days after becoming a beneficiary, notify Agent thereof and at Agent's request, shall use commercially reasonable efforts to enter into a tri party agreement with Agent and the issuer

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      and/or confirmation bank with respect to the Letter-of-Credit Rights under such letter of credit assigning such Letter-of-Credit Rights to Agent and directing all payments thereunder to Agent's account set forth in Section
      1.4 of the Credit Agreement or to such other account as Agent may from time to time designate in writing, all in form and substance reasonably satisfactory to Agent.

            (vii)   Each Grantor shall take all steps necessary to grant Agent control of all electronic chattel paper with an individual value in excess of $250,000 in accordance with the Code and all "transferable records" as defined in each of the Uniform Electronic Transactions Act and the
      Electronic Signatures in Global and National Commerce Act.

            (viii)  Each Grantor hereby irrevocably authorizes Agent at any time and from time to time to file in any filing office in any Uniform
      Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of
      Article 9 of the Code or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether such Grantor is an organization, the type of organization and any organization identification number issued to such
      Grantor, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Each Grantor agrees to furnish any such information to Agent promptly upon request. Each Grantor also ratifies its authorization for
      Agent to have filed in any Uniform Commercial Code jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof. Agent shall use its reasonable best efforts to provide the
      Grantors with copies of financing statements and amendments filed pursuant to this clause (viii) prior to or contemporaneously with the filing thereof.

            (ix)    Each Grantor shall promptly, and in any event within two (2)
      Business Days after the same is acquired by it, notify Agent of any commercial tort claim in an individual amount exceeding $500,000 (as defined in the Code) acquired by it and unless otherwise consented by
      Agent, such Grantor shall enter into a supplement to this Security
      Agreement, granting to Agent a Lien in such commercial tort claim.

      (b)   Maintenance of Records. Grantors shall keep and maintain, at their own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the
Collateral. Grantors shall mark their books and records pertaining to the
Collateral to evidence this Security Agreement and the Liens granted hereby. If any Grantor retains possession of any Chattel Paper or Instruments (other than such Chattel Paper or Instruments that would not otherwise be required to be delivered to the Agent in accordance with the terms hereof) with Agent's consent, such Chattel Paper and Instruments shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of General Electric Capital Corporation, as
Agent, for the benefit of Agent and certain Lenders."

      (c)   Covenants Regarding Patent, Trademark and Copyright Collateral.

            (i)     Grantors shall notify Agent promptly (but in any event
      within five (5) Business Days) if they know or have reason to know that any application or registration relating to any Patent, Trademark or
      Copyright (now or hereafter existing) owned by a Grantor is likely to become forfeited, misused, unenforceable, or abandoned to the public, or of any adverse

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      determination or development (including the institution of, or any such determination or development in, any proceeding in the United States
      Patent and Trademark Office, the United States Copyright Office, any other applicable Intellectual Property Office, or any court) regarding the validity or enforceability or any Grantor's ownership of, interest in, or right to use, any Patent, Trademark or Copyright, material to its business, its right to register the same, or to keep and maintain the same. Grantors shall use commercially reasonable efforts to ensure that notification to the Administrative Agent shall occur at least one-month prior to any Patent, Trademark, or Copyright becoming forfeited, unenforceable, abandoned, or dedicated to the public.

            (ii)    In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Patent, Trademark or Copyright with the United States
      Patent and Trademark Office, the United States Copyright Office or any
      similar office or agency without giving Agent prompt written notice thereof, and, upon request of Agent, such Grantor shall execute and deliver any and all reasonable Patent Security Agreements, Copyright
      Security Agreements or Trademark Security Agreements as Agent may
      reasonably request to evidence Agent's Lien on such Patent, Trademark or
      Copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.

            (iii)   Grantors shall take all actions necessary or reasonably
      requested by Agent to maintain and prosecute each application, to obtain the relevant registration and to maintain the registration of each of the
      Patents, Trademarks and Copyrights (now or hereafter existing) owned by a
      Grantor, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition and interference and cancellation proceedings, unless the applicable Grantor shall determine that such Patent, Trademark or Copyright is not material to the conduct of its business or that the filing maintenance or continuation of any application or registration or any opposition, interference or cancellation proceedings is not necessary or advisable in its reasonable business judgment.

            (iv)    Grantors shall (and shall cause any of its licensees to) (i)
      (1) continue to use each Trademark in order to maintain such Trademark in full force and effect with respect to each class of goods for which such
      Trademark is currently used, free from any claim of abandonment for non-use, except where such abandonment or non-use is consistent with the reasonable business judgment of such Grantor, (2) maintain at least the same standards of quality of products and services offered under such
      Trademark as are currently maintained, (3) use such Trademark with the appropriate notice of registration and all other notices and legends required by Applicable Law, (4) not adopt or use any other Trademark that is confusingly similar or a colorable imitation of such Trademark unless the Agent shall obtain a perfected security interest in such other
      Trademark pursuant to this Agreement and (ii) unless consistent with the reasonable business judgment of such Grantor, not do any act or omit to do any act whereby (w) such Trademark (or any goodwill associated therewith)
      may become destroyed, invalidated, impaired or harmed in any way, (x) any
      Patent may become forfeited, misused, unenforceable, abandoned or dedicated to the public, (y) any portion of the Copyrights may become invalidated, otherwise impaired or fall into the public domain or (z) any trade secret may become publicly available or otherwise unprotectable.

            (v)     In the event that a Grantor knows or has reason to know that any of the material Patent, Trademark or Copyright Collateral is infringed upon, or misappropriated or diluted by a third party, such Grantor shall notify the Agent. Such Grantor shall, unless such Grantor shall reasonably determine that such Patent, Trademark or Copyright Collateral is in no way material to the conduct of its business or operations or that doing so is not, in the reasonable business judgment of such Grantor, appropriate or advisable, promptly sue for infringement,

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      misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as such Grantor shall deem appropriate under the circumstances to protect such Patent, Trademark or Copyright Collateral.

      (d)   Indemnification. In any suit, proceeding or action brought by Agent or any Lender relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, each Grantor will save, indemnify and keep Agent and Lenders harmless from and against all expense
(including reasonable attorneys' fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Account Debtor or other Person obligated on the
Collateral, arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from such Grantor, except in the case of Agent or any Lender, to the extent such expense, loss, or damage is attributable solely to the gross negligence or willful misconduct of
Agent or such Lender as finally determined by a court of competent jurisdiction.
All such obligations of Grantors shall be and remain enforceable against and only against Grantors and shall not be enforceable against Agent or any Lender.

      (e)   Compliance with Terms of Accounts, etc. In all material respects, each Grantor will perform and comply with all obligations in respect of the
Collateral and all other agreements to which it is a party or by which it is bound relating to the Collateral, except where nonperformance or noncompliance would not materially and adversely affect the Collateral.

      (f)   Limitation on Liens on Collateral. No Grantor will create, permit or suffer to exist, and each Grantor will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except
Permitted Encumbrances, and will defend the right, title and interest of Agent and Lenders in and to any of such Grantor's rights under the Collateral against the claims and demands of all Persons whomsoever.

      (g)   Limitations on Disposition. No Grantor will sell, license, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so except as permitted by the Credit Agreement.

      (h)   Further Identification of Collateral. Grantors will, if so requested by Agent, furnish to Agent, at such times are provided in the Credit Agreement, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Agent may reasonably request, all in such detail as Agent may reasonably specify.

      (i)   Notices. Grantors will advise Agent promptly, in reasonable detail,
(i) of any Lien (other than Permitted Encumbrances) or claim made or asserted against any of the Collateral of which it has become aware, and (ii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder or under any other Loan Document.

      (j)   Good Standing Certificates. Not less frequently than once during each calendar quarter, each Grantor shall, unless Agent shall otherwise consent, provide to Agent a certificate of good standing from its state of incorporation or organization.

      (k)   No Reincorporation. Subject to Section 3.6 of the Credit Agreement,
no Grantor shall reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof without the prior written consent of Agent, such consent not to be unreasonably withheld.

                                        9

      (l)   Terminations; Amendments Not Authorized. Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Agent and agrees that it will not do so without the prior written consent of Agent, subject to such Grantor's rights under Section
9-509(d)(2) of the Code.

      (m)   Authorized Terminations. Agent will promptly deliver to each Grantor for filing or authorize each Grantor to prepare and file termination statements and releases in accordance with Section 9.20 of the Credit Agreement.

      6.    BANK ACCOUNTS; COLLECTION OF ACCOUNTS AND PAYMENTS.

      (a)   On the Closing Date, each Grantor shall enter into a bank agency and control agreement ("Bank Agency and Control Agreement"), in a form and substance reasonably satisfactory to Agent, with each financial institution with which each Grantor maintains from time to time any Deposit Account. other than an
Excluded Deposit Account Each Bank Agency and Control Agreement shall provide, among other things, that (a) all items of payment deposited in each Deposit
Account subject thereto shall be held by the applicable financial institution as agent or bailee-in-possession for Agent, on behalf of itself and Lenders, (b)
the financial institution executing such agreement has no rights of offset or recoupment of any other claim against any Deposit Account subject thereto, as the case may be, other than for payment of its services and other charges directly related to the administration of each such Deposit Account and for returned checks or other items of payment, and (c) to the extent provided below, the financial institution will transfer, after notice by Agent of an Event of
Default, all amounts held or deposited from time to time in any such Deposit
Account as Agent may so direct. Each Grantor hereby grants to Agent, for the benefit of Agent and Lenders, a continuing lien upon, and security interest in, all such accounts and all funds at any time paid, deposited, credited or held in such accounts (whether for collection, provisionally or otherwise) or otherwise in the possession of such financial institutions, and each such financial institution shall act as Agent's agent in connection therewith. No Grantor shall establish any Deposit Account other than an Excluded Deposit Account with any financial institution unless prior thereto, Agent and such Grantor shall have entered into a Bank Agency and Control Agreement reasonably satisfactory to
Agent with such financial institution.

      (b)   To the extent provided for in Section 2.10 of the Credit Agreement or as otherwise requested by Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall establish a lockbox account ("Lockbox Account") and blocked accounts (collectively, "Blocked
Accounts") in such Grantor's name with such banks as are reasonably acceptable to Agent ("Collecting Banks"), subject to a Bank Agency and Control Agreement pursuant to which all Account Debtors shall directly remit all payments on
Accounts and in which each Grantor will immediately deposit all cash payments constituting proceeds of Collateral in the identical form in which such payment was made, whether by cash or check. In addition, Agent, for the benefit of Agent and Lenders, may establish one or more depository accounts at each Collecting
Bank or at a centrally located bank in the name of Agent or any one or more
Grantors as customer (collectively, the "Concentration Accounts"). From and after receipt by any Collecting Bank of written notice from Agent to such
Collecting Bank that an Event of Default has occurred and is continuing, all amounts held or deposited from time to time in the Blocked Accounts held by such
Collecting Bank shall be transferred on a daily basis to Agent (as Agent may direct) or any of the Concentration Accounts. Subject to the foregoing, and to each Grantor's rights under Section 2.10 of the Credit Agreement to withdraw funds from the Blocked Accounts, each Grantor hereby agrees that all payments received by Agent or any Lender whether by cash, check, wire transfer or any other instrument, made to such Blocked Accounts, Lockbox Account or
Concentration Accounts or otherwise received by Agent or any Lender and whether on the Accounts or as proceeds of other Collateral or otherwise will be the sole and exclusive property of Lenders. Each Grantor, and any of its Affiliates,
employees, agents and other Persons acting for or in concert with such Grantor shall, acting as

                                       10

trustee for Agent and Lenders, receive, as the sole and exclusive property of
Lenders, any moneys, checks, notes, drafts or other payments relating to and/or constituting proceeds of Accounts or other Collateral which come into the possession or under the control of such Grantor or any Affiliates, employees, agent, or other Persons acting for or in concert with such Grantor, and immediately upon receipt thereof, such Grantor or such Persons shall deposit the same or cause the same to be deposited in kind, in a Blocked Account or other account subject to a Bank Agency and Control Agreement.

      (c)   If at any time a Collecting Bank is obligated to transfer to Agent or any Concentration Account all amounts held or deposited in the Blocked
Accounts held by such Collecting Bank, no Grantor shall, and no Grantor shall permit any Subsidiary to, accumulate or maintain cash in any disbursement or payroll account, as of any date, in an amount in excess of checks outstanding against such account as of such date and amounts necessary to meet minimum balance requirements.

      (d)   Each Grantor shall close each of its deposit accounts other than
Excluded Accounts (and promptly establish replacement deposit accounts with a financial institution which has executed, or is willing to execute, a Bank
Agency and Control Agreement) maintained with any financial institution which is the subject of a notice from Agent that the creditworthiness of such financial institution or any of its affiliates is no longer reasonably acceptable to
Agent, or that the operating performance, funds transfer or availability procedures or performance with respect to any Bank Agency and Control Agreement of such financial institution is no longer acceptable in Agent's reasonable judgment.

      7.    AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT.

      On the Closing Date each Grantor shall execute and deliver to Agent a power of attorney (the "Power of Attorney") substantially in the form attached hereto as Exhibit A. The power of attorney granted pursuant to the Power of
Attorney is a power coupled with an interest and shall be irrevocable until the
Termination Date. The powers conferred on Agent, for the benefit of Agent and
Lenders, under the Power of Attorney are solely to protect Agent's interests
(for the benefit of Agent and Lenders) in the Collateral and shall not impose any duty upon Agent or any Lender to exercise any such powers. Agent agrees that
(a) except for the powers granted in clause (h) of the Power of Attorney, it shall not exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing, and (b) Agent shall account for any moneys received by Agent in respect of any foreclosure on or disposition of Collateral pursuant to the Power of Attorney provided that none of Agent or any Lender shall have any duty as to any Collateral, and Agent and
Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers. NONE OF AGENT, LENDERS OR THEIR
RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES
SHALL BE RESPONSIBLE TO ANY GRANTOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY
POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY
TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A
COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR
CONSEQUENTIAL DAMAGES.

      8.    REMEDIES: RIGHTS UPON DEFAULT.

      (a)   In addition to all other rights and remedies granted to it under this Security Agreement, the Credit Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, if any Event of Default shall have occurred and be continuing, Agent may exercise all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice

                                       11

specified below of time and place of public or private sale) to or upon such
Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other Applicable Law), may forthwith enter upon the premises of such Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving such Grantor or any other
Person notice and opportunity for a hearing on Agent's claim or action and may collect, receive, assemble, process, appropriate and realize upon the
Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. Agent or any Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Agent and Lenders, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. Agent shall have the right to conduct such sales on any Grantor's premises or elsewhere and shall have the right to use any Grantor's premises without charge for such time or times as Agent deems necessary or advisable.

      (b)   If any Event of Default shall have occurred and be continuing, each
Grantor further agrees, at Agent's request, to assemble the Collateral and make it available to Agent at a place or places designated by Agent which are reasonably convenient to Agent and such Grantor, whether at such Grantor's premises or elsewhere. Until Agent is able to effect a sale, lease, or other disposition of Collateral, Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Agent. Agent shall have no obligation to any Grantor to maintain or preserve the rights of such Grantor as against third parties with respect to Collateral while Collateral is in the possession of Agent. Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Agent's remedies (for the benefit of Agent and Lenders), with respect to such appointment without prior notice or hearing as to such appointment. Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Obligations as provided in the Credit Agreement, and only after so paying over such net proceeds, and after the payment by Agent of any other amount required by any provision of law, need Agent account for the surplus, if any, to any Grantor. To the maximum extent permitted by Applicable Law, each Grantor waives all claims, damages, and demands against Agent or any Lender arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of Agent or such Lender as finally determined by a court of competent jurisdiction. Each Grantor agrees that ten (10) days prior notice by Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any reasonable attorneys' fees and other expenses incurred by Agent or any Lender to collect such deficiency.

      (c)   Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by Applicable Law) of any kind in connection with this Security
Agreement or any Collateral.

      (d)   To the extent that Applicable Law imposes duties on Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for Agent (i) to fail to incur expenses reasonably deemed significant by Agent to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to

                                       12

be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of
Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on
Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as the Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the
Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure Agent against risks of loss, collection or disposition of
Collateral or to provide to Agent a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 8(d)
is to provide non-exhaustive indications of what actions or omissions by Agent would not be commercially unreasonable in Agent's exercise of remedies against the Collateral and that other actions or omissions by Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this
Section 8(d). Without limitation upon the foregoing, nothing contained in this
Section 8(d) shall be construed to grant any rights to any Grantor or to impose any duties on Agent that would not have been granted or imposed by this Security
Agreement or by Applicable Law in the absence of this Section 8(d).

      (e)   Neither Agent nor the Lenders shall be required to make any demand upon, or pursue or exhaust any of their rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof. Neither Agent nor the Lenders shall be required to marshal the Collateral or any guarantee of the Obligations or to resort to the
Collateral or any such guarantee in any particular order, and all of its and their rights hereunder or under any other Loan Document shall be cumulative. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against Agent or any Lender, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this
Security Agreement, or otherwise.

      9.    GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY COLLATERAL. For the
purpose of enabling Agent to exercise rights and remedies under Section 8 hereof
(including, without limiting the terms of Section 8 hereof, in order to take possession of, collect, receive, appropriate, remove, realize upon, grant options to purchase, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to Agent, for the benefit of Agent and Lenders, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Intellectual
Property now owned or hereafter created or acquired by or for such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. For avoidance of doubt, the foregoing license grant shall not include any
Intellectual Property of a Grantor which is not Collateral

                                       13

hereunder, or any rights, the grant of which shall constitute a breach of any
License or agreement to which a grantor is a party, and shall be limited solely to the extent required for the Agent to exercise its rights hereunder.

      10.   LIMITATION ON AGENT'S AND LENDERS' DUTY IN RESPECT OF COLLATERAL.
Agent and each Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Neither Agent nor any Lender shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Agent or such Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

      11.   REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any
Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to Applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the
Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

      12.   NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Security
Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement.

      13.   SEVERABILITY. Whenever possible, each provision of this Security
Agreement shall be interpreted in a manner as to be effective and valid under
Applicable Law, but if any provision of this Security Agreement shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security
Agreement. This Security Agreement is to be read, construed and applied together with the Credit Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of Agent, Lenders and
Grantors with respect to the matters referred to herein and therein.

      14.   NO WAIVER; CUMULATIVE REMEDIES. Neither Agent nor any Lender shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Agent and then only to the extent therein set forth. A waiver by Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of
Agent or any Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Agent and
Grantors.

                                       14

      15.   LIMITATION BY LAW. All rights, remedies and powers provided in this
Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this
Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any Applicable Law.

      16.   TERMINATION OF THIS SECURITY AGREEMENT. Subject to Section 11
hereof, this Security Agreement shall terminate upon the Termination Date.

      17.   SUCCESSORS AND ASSIGNS. This Security Agreement and all obligations of Grantors hereunder shall be binding upon the successors and assigns of each
Grantor (including any debtor-in-possession on behalf of such Grantor) and shall, together with the rights and remedies of Agent, for the benefit of Agent and Lenders, hereunder, inure to the benefit of Agent and Lenders, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to Agent, for the benefit of Agent and
Lenders, hereunder. No Grantor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.

      18.   COUNTERPARTS. This Security Agreement may be authenticated in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. This Security Agreement may be authenticated by manual signature, facsimile or, if approved in writing by Agent, by electronic means, all of which shall be equally valid.

      19.   GOVERNING LAW. THIS AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS
WHICH DOES NOT EXPRESSLY SET FORTH APPLICABLE LAW SHALL BE GOVERNED BY AND SHALL
BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF
NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

      20.   CONSENT TO JURISDICTION. EACH PARTY HERETO HEREBY CONSENTS TO THE
JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN NEW YORK COUNTY, STATE
OF NEW YORK AND IRREVOCABLY AGREES THAT, ALL ACTIONS OR PROCEEDINGS ARISING OUT
OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED
IN SUCH COURTS. EACH PARTY HERETO EXPRESSLY SUBMITS AND CONSENTS TO THE
JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON
CONVENIENS. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL
PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH PERSON
BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH
PERSON, AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE
COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

      21.   WAIVER OF JURY TRIAL. BORROWER, CREDIT PARTIES, AGENT AND EACH
LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR
CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT AND THE OTHER LOAN
DOCUMENTS. BORROWER, CREDIT PARTIES, AGENT AND EACH LENDER ACKNOWLEDGE THAT THIS
WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH
HAS RELIED ON THE WAIVER IN ENTERING INTO

                                       15

THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY
ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER, CREDIT PARTIES, AGENT
AND EACH LENDER WARRANT AND REPRESENT THAT EACH HAS HAD THE OPPORTUNITY OF
REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND
VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

      22.   SECTION TITLES. The Section titles contained in this Security
Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

      23.   NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security
Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

      24.   ADVICE OF COUNSEL. Each of the parties represents to each other party hereto that it has discussed this Security Agreement and, specifically, the provisions of Section 19 and Section 20, with its counsel.

      25.   BENEFIT OF LENDERS. All Liens granted or contemplated hereby shall be for the benefit of Agent, individually, and Lenders, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the
Obligations in accordance with the terms of the Credit Agreement.

      [remainder of page intentionally left blank; signature page follows]

                                       16

      IN WITNESS WHEREOF, each of the parties hereto has caused this Security
Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                        RATHGIBSON, INC.,
                                        AS GRANTOR

                                        By:    /s/ Harley B. Kaplan
                                               _________________________________
                                        Name:  Harley B. Kaplan
                                               _________________________________
                                        Title: President & CEO
                                               _________________________________

                                        RGCH HOLDINGS CORP.,
                                        AS GRANTOR

                                        By:   /s/ William Pruellage
                                              __________________________________

                                        Name: William Pruellage
                                              __________________________________

                                        Title: President
                                              __________________________________

                                        GENERAL ELECTRIC CAPITAL CORPORATION,
                                        AS AGENT

                                        By:   /s/ Ryan Cascade
                                              __________________________________
                                        Name: Ryan Cascade
                                              __________________________________

                                        Title: Duly Authority Signatory

                               Security Agreement

                                   SCHEDULE I
                                       to
                               SECURITY AGREEMENT

                              FILING JURISDICTIONS

                                   SCHEDULE II
                                       to
                               SECURITY AGREEMENT

                                   INSTRUMENTS
                                  CHATTEL PAPER
                                       AND
                             LETTER OF CREDIT RIGHTS

                          [TO BE COMPLETED BY GRANTORS]

                                  SCHEDULE IIIA
                                       to
                               SECURITY AGREEMENT

                  SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
                 AND RECORDS CONCERNING RATHGIBSON'S COLLATERAL

I.      Grantor's official name:

II.     Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company):

III.    Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued:

IV.     State or Incorporation or Organization of Grantor:

V.      Chief Executive Office and principal place of business of Grantor:

VI.     Corporate Offices of Grantor:

VII.    Warehouses:

VIII.   Other Premises at which Collateral is Stored or Located:

IX.     Locations of Records Concerning Collateral:

                          [TO BE COMPLETED BY GRANTORS]

                                  SCHEDULE IIIB
                                       to
                               SECURITY AGREEMENT

                  SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
                   AND RECORDS CONCERNING HOLDINGS' COLLATERAL

X.      Grantor's official name:

XI.     Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company):

XII.    Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued:

XIII.   State or Incorporation or Organization of Grantor:

XIV.    Chief Executive Office and principal place of business of Grantor:

XV.     Corporate Offices of Grantor:

XVI.    Warehouses:

XVII.   Other Premises at which Collateral is Stored or Located:

XVIII.  Locations of Records Concerning Collateral:

                          [TO BE COMPLETED BY GRANTORS]

                                   SCHEDULE IV
                                       to
                               SECURITY AGREEMENT

                       PATENTS, TRADEMARKS AND COPYRIGHTS

                          [TO BE COMPLETED BY GRANTORS]

                                    EXHIBIT A

                                POWER OF ATTORNEY

      This Power of Attorney is executed and delivered by RathGibson, Inc., a
Delaware corporation ("RathGibson"), RGCH Holdings Corp. ("Holdings", and
together with RathGibson, sometimes collectively referred to herein as
"Grantors" and individually as a "Grantor") to General Electric Capital
Corporation, a Delaware corporation (hereinafter referred to as "Attorney"), as
Agent for the benefit of Agent and Lenders, under a Credit Agreement and a
Security Agreement, both dated as of ______________, 2006, and other related documents (the "Loan Documents"). No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from any Grantor as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Grantors irrevocably waive any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this
Power of Attorney. The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by any Grantor without Attorney' s written consent.

      Subject to the terms and conditions of the above-referenced Security
Agreement, Grantor hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as such Grantor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, from time to time in Attorney's discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of the Loan Documents and, without limiting the generality of the foregoing, each Grantor hereby grants to Attorney the power and right, on behalf of such Grantor, without notice to or assent by such
Grantor, and at any time, to do the following: (a) change the mailing address of such Grantor, open a post office box on behalf of such Grantor, open mail for such Grantor, and ask, demand, collect, give acquittances and receipts for, take possession of, endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any property of such Grantor; (b)
effect any repairs to any asset of such Grantor, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, liens, security interests, or other encumbrances levied or placed on or threatened against such Grantor or its property; (d) defend any suit, action or proceeding brought against such Grantor if such Grantor does not defend such suit, action or proceeding or if Attorney believes that such Grantor is not pursuing such defense in a manner that will maximize the recovery to
Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate; (e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to such Grantor whenever payable and to enforce any other right in respect of such Grantor's property; (f) cause the certified public accountants then engaged by such
Grantor to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney's request, the following reports: (1) a reconciliation of all accounts, (2) an aging of all accounts, (3) trial balances, (4) test verifications of such accounts as Attorney may request, and (5) the results of each physical verification of inventory; (g) communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of such Grantor in and

under the Contracts and other matters relating thereto; (h) to file such financing statements with respect to the Security Agreement, with or without such Grantor's signature, or to file a photocopy of the Security Agreement in substitution for a financing statement, as Agent may deem appropriate and to execute in such Grantor's name such financing statements and amendments thereto and continuation statements which may require the Grantor's signature; and (i)
execute, in connection with any sale provided for in any Loan Document, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral and to otherwise direct such sale or resale, all as though Attorney were the absolute owner of the property of such Grantor for all purposes, and to do, at Attorney's option and such Grantor's expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon such Grantor's property or assets and Attorney's Liens thereon, all as fully and effectively as such
Grantor might do. Each Grantor hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.

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      IN WITNESS WHEREOF, this Power of Attorney is executed by each Grantor, and each Grantor has caused its seal to be affixed pursuant to the authority of its board of directors this ____ day of February, 2006.

                                        RATHGIBSON, INC.

                                        By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________

                                        RGCH HOLDINGS CORP.

                                        By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________

                            NOTARY PUBLIC CERTIFICATE

      On this _____ day of ______________, 2006, ___________________ who is
personally known to me appeared before me in his/her capacity as the
___________________ of RathGibson, Inc. ("Grantor") and executed on behalf of
Grantor the Power of Attorney in favor of General Electric Capital Corporation to which this Certificate is attached.

                                        __________________________________
                                        Notary Public

                            NOTARY PUBLIC CERTIFICATE

      On this _____ day of ______________, 2006, ___________________ who is
personally known to me appeared before me in his/her capacity as the
___________________ of RGCH Holdings Corp. ("Grantor") and executed on behalf of
Grantor the Power of Attorney in favor of General Electric Capital Corporation to which this Certificate is attached.

                                        __________________________________
                                        Notary Public